Disciplined Growth Investor Presentation June 2017

Safe Harbor Statement 2 This presentation contains unaudited financial information and forward-looking statements. Statements that are not historical are forward-looking statements and may contain words such as “may”, “will” ,“believe”, “expect”, “anticipate”, “intend”, “plan”, “project”, “estimate”, and “objective” or similar terminology, concerning the company’s future financial performance, business strategy, plans, goals and objectives. These expressions are intended to identify forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning the Company’s possible or assumed future performance or results of operations and are not guarantees. While these statements are based on assumptions and judgments that management has made in light of industry experience as well as perceptions of historical trends, current conditions, expected future developments and other factors believed to be appropriate under the circumstances, they are subject to risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different. Such risks and uncertainties include, but are not limited to, economic conditions, product and price competition, supplier and raw material prices, risks associated with acquisitions such as integration of operations and achieving anticipated revenue and cost benefits, foreign currency exchange rate changes, interest rate changes, increased legal expenses and litigation results, legal and regulatory developments and other risks and uncertainties described under Item 1A, Risk Factors, in the Company’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission. Such forward-looking statements are made as of the date hereof and we undertake no obligation to update these forward-looking statements regardless of new developments or otherwise. This presentation also contains certain measures that are not in accordance with U.S. generally accepted accounting principles (“GAAP”). The non-GAAP financial information presented herein should be considered supplemental to, and not a substitute for, or superior to, financial measures calculated in accordance with GAAP. The Company has provided this supplemental information to investors, analysts, and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the reconciliations, and to provide an additional measure of performance which management considers in operating the business. A reconciliation of these items to the most comparable GAAP measures is provided in our filings with the SEC and in the Appendix to this presentation.

About Federal Signal • Founded in 1901, joined NYSE in 1969 (“FSS”) • Diversified industrial manufacturer of specialized environmental cleaning vehicles such as street sweepers, sewer cleaners and hydroexcavators; as well as safety and security products including audible and visual warning devices • Headquartered in Oak Brook, Illinois with 10 manufacturing facilities worldwide • Leading brands of premium, value-adding products and systems 3

An Experienced Leadership Team 4 Ian Hudson Vice President and Interim Chief Financial Officer  Appointed March, 2017  Joined Federal Signal in August 2013 as Vice President and Corporate Controller  Previously served as Director of Accounting – Latin America and Asia Pacific at Groupon, Inc.  13+ years public accounting experience with Ernst & Young, LLP Jennifer Sherman President and Chief Executive Officer  Appointed January, 2016  Previously Chief Operating Officer, Chief Administrative Officer, Secretary and General Counsel, with operating responsibilities for the Company’s Safety and Security Systems Group  Joined Federal Signal in 1994 as Corporate Counsel Svetlana Vinokur Vice President, Treasurer and Corporate Development  Appointed April, 2015  Previously served as Assistant Treasurer for Illinois Tool Works Inc., Finance Head of M&A Strategy at Mead Johnson Nutrition Company, and senior associate for Robert W. Baird & Company’s Consumer and Industrial Investment Banking group David Martin Chief Operating Officer  Appointed April, 2017  Previously served as Managing Director of OPW/Tokheim, a business unit of Dover Corporation  Additional roles held at Dover include Managing Director, Chief Financial Officer and Integration Lead of Harbison- Fischer, and Vice President of Corporate Development

Serves the needs of municipalities and industrial verticals for audible and visual safety and security notification devices and systems Two Attractive Platforms 5 *TTM 3/31/17 Environmental Solutions Group (ESG) Safety and Security Systems Group (SSG)$503 M* $210 M*Serves municipal, industrial, and utility markets for surface and sub-surface cleaning, safe-digging and infrastructure maintenance

Positioned for Long-Term Growth  Two platforms poised for profitable growth  Attractive mix of municipal and industrial end markets  Revitalized new product development initiative  Active M&A pipeline  Strong balance sheet and cash flow Ongoing focus on continuous improvement utilizing “80/20” principles 2010 - 2015 2016 2017 and beyond • Introduced 80/20 and continuous improvement focus • Started portfolio realignment with the divestiture of FSTech Group • Executed successful turnaround • Implemented planned CEO transition • Completed portfolio realignment with the divestiture of Fire Rescue Group • Completed two strategic acquisitions – JJE and Westech • Strategic debt refinancing • Poised for sustained long-term growth • Delivering on strategic initiatives • Active M&A process including recently announced TBEI acquisition • Targeting 12% long-term consolidated operating margin 6

Federal Signal Strategic Focus Optimize Existing End-Markets  Invest to grow revenue faster than GDP  Continue to improve manufacturing efficiencies and costs  Leverage our existing plants and invested capital Organic Growth in New End-Markets  Innovate to develop new product applications for adjacent end- markets  Build new sources of profitability, including service, recurring and after-market revenue streams  Targeting North American utility and global signaling markets Execute on Acquisition Objectives and Continue to Grow through Disciplined M&A  Complete previously announced goal of adding $250 M in revenues through strategic acquisitions by end of 2018 (anticipate completing after closing TBEI acquisition)  Successfully integrate acquired businesses  Deliver on strategic objectives for recent acquisitions  Maintain active M&A pipeline 7

2016-2020 CAGR ≥ 9% Our 2020 Revenue Goal 8 $1.0 B+ $708 M Key Drivers • Full-year impact of 2016 completed acquisitions • In 2016, JJE generated ~$87 M of sales in ~7 months, on a standalone basis • Modest recovery in our end markets • GDP growth • Strategic initiatives that drive growth above GDP growth rates • Additional acquisitions, including completion of our existing $250 M revenue goal by 2018 (expected to be achieved through TBEI) 2020 Goal TBEI acquisition is expected to accelerate our goal of profitably growing our revenues in excess of $1.0 B 2016

Safety and Security Systems Group (SSG) 9 Serves the needs of government and industrial verticals for audible and visual safety and security notification devices Public Safety and Security Signaling Systems Brands Lights and siren products for Police, Fire and Heavy Duty (HD) end-markets Audible and visual signaling devices Municipal Distributor Industrial Oil & Gas Commercial Heavy Industry Manufacturing Indirect Outdoor Warning Public Address General Alarming (PAGA) Security Systems Municipal Oil & Gas Commercial Direct Application End Markets and Channels Products * Management estimates Addressable Market * $1.0 B $600 M $1.8 B

SSG: Market Influencers and Where We Play 10 65% 35% 2016 Sales by Geography U.S. Non-U.S. Municipal/Government Industrial Cleaning Construction & Industrial Utility Oil and Gas Other 2016 End Markets by Users  Increased national focus on issues of public safety and law enforcement, and rising public expectations for transparency and accountability driving demand for safety and security products  Recovery in oil & gas will benefit signaling products and systems applications for hazardous areas  Rising occurrence of natural and man-made disasters  Shift in customer preference towards inter- connected platforms expected to drive demand for security systems integration Market Dynamics Source: Management Estimates 1) 2014-15 contribution from oil & gas was higher, estimated at ~20%

SSG Strategic Initiatives 11  Defend and expand leading market share positions in police, signaling and outdoor warning markets  New products and portfolio optimization  Grow into heavy duty and fire adjacencies  “Go to Market” initiatives  Capture higher share of municipal spending by police departments  Selective expansion into upfitting  Body worn video solutions  Grow security business through sequential regional roll-out  Chicago focus with subsequent expansion into select major cities

Environmental Solutions Group (ESG) 12 During 2016 we expanded our product portfolio to offer customers a comprehensive solution of new and used equipment, parts & service and rental offerings Markets Served Rental/Aftermarket Distribution Brands End Markets and Channels Aggregate addressable market estimated to be over $2 B; most businesses hold #1 or #2 position Street sweeping Municipal Dealer Sewer cleaning Municipal Dealer Safe digging Industrial Utility Oil & Gas Direct / Dealer Industrial cleaning Industrial Direct Municipal Dealer Application Municipal Dealer Industrial Utility Oil & Gas Direct Products Provide parts / service / refurbishment / rental offering through the network of 24 locations in US and Canada Largest Canadian distributor of maintenance equipment to municipalities ESG products Other OEM’s products such as snow equipment and garbage trucks

ESG Strategic Initiatives 13  Maintain or achieve leading market position in all product categories for North American governmental market  Refocus on dealer development  Renewed focus on product development  Increase equipment sales in North American non-governmental markets  Utility market initiative  Geographic expansion in Canada  Further diversification of end markets  Become a provider of choice for all customer needs  New rental offering  Used equipment  Parts and service

14 Latest Significant Development: Agreement to Acquire Truck Bodies and Equipment International (“TBEI”)  Strong strategic fit with ESG businesses and broadens focus on maintenance and infrastructure markets  Diversifies into non-oil and gas, higher growth end-markets, while balancing municipal vs. industrial exposure  Provides strong platform to drive future growth, organically and through M&A  Strong cash flows with low capital requirements  Immediately accretive to margins and EPS1  Expands Federal Signal’s operational expertise and depth of talent through the addition of an experienced management team Strategic acquisition of TBEI, a leading U.S. based manufacturer of dump truck bodies and trailers 1) Accretion includes estimated non-cash amortization of acquired intangible assets, but excludes transaction costs and identified synergies

Deal Size and Implied Valuation  Purchase Price of US$ 270M, subject to customary closing adjustments  7.2x multiple of FY 2016 EBITDA, before synergies Financial Impact  The transaction is expected to be accretive to earnings in 2017  Expected to be $0.07-0.12 accretive by year 2 and $0.12-0.17 accretive by year 3  Annual synergies of $3-4M million by year 3 Financing  Fully committed financing in place from existing bank group  Efficient use of Federal Signal’s strong balance sheet  Proforma Leverage estimated at ~2.7x Closing Timeline  Expect to close within 90 days  Transaction is subject to closing conditions, including regulatory approvals Transaction Summary Transaction expected to close within 90 days and is subject to closing adjustments and regulatory approvals 15

Establishing a Maintenance and Infrastructure Vehicle Systems Platform

TBEI expands ESG's specialty vehicle expertise and is expected to become part of a platform serving maintenance and infrastructure markets, providing customers with a comprehensive suite of products and services

	ESG				TBEI
Application	Street sweeping	Sewer cleaning	Safe digging	Industrial cleaning	Materials Hauling Dump Bodies & Trailers
Brands	ELGIN	VACTOR	VACTOR WESTECH	Jetstream ELGIN GUZZLER VACTOR	J-CRAFT, OX BODIES, Travis, Rugby, CRYSTEEL, DURACLASS
Products					
End Markets and Channels	Municipal Dealer	Municipal Dealer	Industrial Utility Oil & Gas Dealer / Direct	Industrial Direct	Municipal, Construction, Industrial, Landscaping, Waste / Rendering Dealer / Direct
Addressable Market	~$2B				~$1.6B

Routes to Market

Rental/Aftermarket	Dealer Network	Distribution	Dealers and Distributors
FS Solutions — Provide parts / service / refurbishment / rental offering through the network of 20+ locations in US and Canada	US Dealer Network; Largest Canadian distributor of maintenance equipment to municipalities	For ESG products and other OEM's products such as snow equipment and garbage trucks	Established TBEI network of 600+ dealers / distribution partnerships across the U.S.

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ESG+TBEI: Market Influencers and Where We Play 17 Municipal/Government Industrial Cleaning Construction & Industrial 20 16 E nd M ar ke ts by U se rs 1 75% 25% U.S. Non-U.S.  Economic recovery supports state and local funding for sweepers and sewer cleaners  Funding for sewer cleaners through water tax revenues adds further stability  Recovering oil & gas markets expected to benefit hydro-excavation and industrial cleaning business  Aging infrastructure, pipeline expansion, and increasing urbanization support long-term demand for safe digging products, dump bodies and trailers  Continuing recovery in the housing market and improving industrial activity supports growth thesis for dump bodies and trailers  Near-term upsides from prospective infrastructure spending Market Dynamics Source: Management Estimates 1) 2014-15 contribution from oil & gas was significantly higher, estimated at ~10% 20 16 S al es b y G eo gr ap hy 83% 17% U.S. Non-U.S. Pro forma (with TBEI) Utility Oil and Gas Other (Waste, Rendering, others) ESG

Balance Sheet and Liquidity Remain Strong 18 Debt Levels 5.9x 2.9x 1.3x 0.5x 0.4x 0.8x 2.7x 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 7.0x 2011 2012 2013 2014 2015 2016 Pro Forma* To ta l D eb t / A dj us te d EB IT D A *At TBEI acquisition closing  TBEI acquisition will be financed with cash on hand and borrowings available under our existing credit facility  Although increasing our leverage in the short-term, we expect that the healthy cash flows generated by combining our existing businesses with TBEI will facilitate rapid debt reduction, while maintaining strong liquidity and continued investment in our businesses  While we are committed to de-levering quickly, our long-term capital allocation strategy remains unchanged Financing and Liquidity

Priority Driven Long-Term Capital Allocation

Reinvest in the Business	▪ Organic projects leverage existing assets, generally require limited cash investment ▪ Innovation R&D efforts target new and updated products ▪ Generally, already funded within operating results, cash flow and normal capital expenditures
Acquisitions	▪ Recently announced acquisition of TBEI for $270 M ▪ TBEI acquisition is expected to accelerate our goal of profitably growing our revenues in excess of $1 B by 2020 ▪ Focused primarily on acquisitions that fit closely within our existing products and services, manufacturing competencies, channels and customers
Dividend Policy	▪ Provide a competitive dividend yield while funding business growth ▪ At $0.07 per share, dividend yield is ~2% ▪ Paid dividends of $16.9 M in 2016 compared to $15.6 M in 2015
Share Repurchase	▪ Opportunistic share buybacks as a return of cash to our shareholders ▪ Spent $37.8 M in 2016 (average price of $12.75/share) vs. $10.6 M in 2015 ▪ Remaining repurchase authorization is $31 M

Cash Deployment (2014-16)[1]


Share Repurchase 26%
Capex 12%
Dividends 17%
Acquisitions 45%

1) Chart depicts use of cash for each category, relative to the total cash used on all four activities, for the cumulative period 2014-16; excludes investment in rental fleet, which are reported as part of operating cash flows

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Q1 2017: In Review Q1 2017 Highlights:  Significant increases in orders, both sequentially and compared to Q1 2016. • $79 M, or 58%, year-over-year order growth, largely driven by organic order growth within ESG and effects from the 2016 JJE acquisition • $49 M, or 30%, sequential order improvement (vs. Q4 2016) • Q1 2017 orders were the highest reported orders in any quarter in over a decade  Municipal markets remained steady, overall  Some initial signs of encouragement from industrial markets  Progress made to diversify end markets by expanding into new markets, such as utility 20 Historical Adjusted EBITDA Margins (Consolidated) Revenue 474 537 534 491 503 239 243 234 217 210 713 779 768 708 713 2013 2014 2015 2016 TTM 3/31/17 $ in m ill io ns ESG SSG 10.3% 12.9% 15.1% 11.8% 11.4% 2013 2014 2015 2016 TTM 3/31/17 A dj us te d EB IT D A M ar gi n % Orders 470 555 449 474 558 236 252 237 200 195 706 807 686 674 753 2013 2014 2015 2016 TTM 3/31/17 in m ill io ns ESG SSG

2017 Outlook*

Adjusted EPS ranging from $0.70 to $0.78

Key Assumptions

- Adjustments to include items related to acquisitions
- Depreciation to increase by ~$8 M to $10 M
- Reflects full year of JJE and depreciation of rental fleet
- Nominal increases in capital expenditures vs. 2016 (excluding investment in rental fleet)
- Additional SEG&A expenses, including R&D, in support of long-term strategic initiatives. Net reduction of ~$0.02 to $0.03 reflected in 2017 Adjusted EPS outlook
- Interest expense reflects no significant change in current debt levels
- Income tax rate of 34-35%

Tailwinds

+ Stable municipal demand
+ Improving recent order patterns and sales funnels
+ Full year of Paradigm sales into utility and construction end-markets
+ Full year impact from 2016 acquisitions

Headwinds

– Weak oil & gas demand, which impacts our hydro-excavation products and signaling business
– Continued strength of US dollar benefiting foreign competitors and reducing value of overseas earnings
– Entered 2017 with reduced backlog carrying lower gross margin

*Not reflecting TBEI acquisition impact

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Positioned for Long-Term Growth  Two platforms poised for profitable growth  Attractive mix of municipal and industrial end markets  Revitalized new product development initiative  Active M&A pipeline  Strong balance sheet and cash flow • Profitably grow revenue in excess of $1.0 B by 2020 – timing expected to be accelerated with TBEI acquisition • Focus on organic growth • Deliver on strategic initiatives • Maintain active M&A pipeline 22 2017 and Beyond

Appendix 23 I. New Product Development II. M&A Target Evaluation III. Company Products IV. Total Debt to Adjusted EBITDA V. Adjusted EBITDA Margins VI. Investor Information

Appendix I: New Product Development 24  Kicked off innovation refocus in late 2013  Re-allocated engineering resources toward innovation  Implemented innovation development processes and project management – several projects underway that have originated from customer & market-based needs assessment  Created first ESG Innovation Project Team in 2014  Successful launch of the ParaDIGm vacuum excavator  Most successful new product launch in over a decade  Initial market demand exceeding expectations  Announced a Winner of 2016 Chicago Innovation Awards  Spending will vary year-to-year with project staging R&D spend is focused on product line extensions, cost optimization, product portfolio redesign, and other current business model demands

Appendix I: New Product Development Environmental Solutions Group (ESG) Safety and Security Systems Group (SSG)New Markets Optimize Existing Markets • Vactor ParaDIGm • Water recycler • Vehicle-based monitoring and reporting solutions • Trailer-mounted jetter • Improved air sweeper offerings • Global Series signaling devices • Body-worn video solutions • Smart warning systems capitalizing on IoT technologies • Re-architected signaling products to enhance production and performance 25 • Westech Wolf vacuum truck

• Niche market leader (product, geography, end-market) • Sustainable competitive advantage • Deep domain expertise (technology, application, manufacturing) • Strong management team • Leverages FSC’s distribution and manufacturing capabilities • Solid growth potential • Through-the-cycle margins comparable to or higher than FSC’s target margins • Ideally, identifiable synergies and recurring revenue opportunities • Return on capital greater than our cost of capital, appropriately adjusted for risk Appendix II: M&A Target Evaluation B us in es s Ch ar ac te ri st ic s Fi na nc ia l Ch ar ac te ri st ic s 26 Target companies that accelerate Federal Signal current strategic initiatives or provide a platform for growth in adjacent markets or new geographies

Appendix III: Environmental Solutions Group 27

Appendix III: TBEI

With 5 manufacturing locations in the U.S., nationwide warehousing capacity, and strategic partnerships, TBEI is strongly positioned to serve the US market and grow its leading market share position

Products

Brand	Products	
OX BODIES "As Strong As An Ox"® Ox Bodies	Class 6 – 8 Standard Dump Bodies	
J-CRAFT J-Craft	Class 6 – 8 Custom Dump Bodies	
Travis BODY & TRAILER, INC. Travis Trailers	Dump & Transfer Trailers	
Rugby Rugby Manufacturing	Class 3 – 5 Standard Dump Bodies & Hoists	
CRYSTEEL Crysteel	Class 3 – 8 Custom Dump Bodies & Hoists	
DURACLASS DuraClass	Class 3 – 8 Custom Dump Bodies & Hoists	

Key Competitive Strengths

- ✓ Strong regional brands with leadership positions in distinct product categories
- ✓ Operational excellence through unwavering focus on Variable Cost Productivity philosophy and best-in-class cycle times
- ✓ Strong distribution network – over 600 dealers & distributors complemented by direct-to-customer model for bigger fleets
- ✓ Scale benefits in a highly fragmented market help establish cost leadership

Estimated Sales by End-Market



Other 8%
Municipal 21%
Construction / Aggregates 50%
Agriculture 6%
Landscaping 15%
Primarily industrial markets

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Appendix III: Public Safety and Security (SSG) 29

Appendix III: Signaling and Systems (SSG) 30 Enterprise Integrated Command Solution Sensors/Detectors Control Modules/Nodes Public Address Cameras Intercoms Visual Signals Telephony Audible Devices Outdoor Warning Sensors/Detectors SmartMsg Enabled Systems Control Modules/Nodes Control Modules/Nodes Networked PAGASYS Rack

Appendix IV: Total Debt to Adjusted EBITDA

The Company uses the ratio of total debt to adjusted EBITDA as one measure of its long-term financial stability. The ratio of debt to adjusted EBITDA is a non-GAAP measure that represents total debt divided by the trailing 12-month total of income from continuing operations before interest expense, debt settlement charges, acquisition and integration-related expenses, restructuring charges, purchase accounting effects, other (income) expense, income tax expense, and depreciation and amortization expense. The Company uses the ratio to calibrate the magnitude of its debt and its debt capacity against adjusted EBITDA, which is used as an operating performance measure. We believe that investors use a version of this ratio in a similar manner. In addition, financial institutions (including the Company's lenders) use the ratio in connection with debt agreements to set pricing and covenant limitations. For these reasons, the Company believes that the ratio is a meaningful metric to investors in evaluating the Company's long-term financial performance and stability. Other companies may use different methods to calculate total debt to EBITDA. The following table summarizes the Company's ratio of total debt to adjusted EBITDA, and reconciles income from continuing operations to adjusted EBITDA as of and for the trailing twelve month periods ended:

($ in millions)	2011	2012	2013	2014	2015	2016
Total Debt	$ 217.4	$ 157.8	$ 92.1	$ 50.2	$ 44.1	$ 64.0
Income from continuing operations	8.1	15.5	152.5	59.7	65.8	39.4
Add:						
Interest expense	16.2	21.3	8.9	3.6	2.3	1.9
Debt settlement charges	-	3.5	8.7	-	-	0.3
Acquisition and integration-related expenses	-	-	-	-	-	1.4
Restructuring	-	1.4	0.7	-	0.4	1.7
Purchase accounting effects	-	-	-	-	-	3.9
Other (income) expense, net	-	0.9	0.1	1.7	1.0	(1.3)
Income tax expense	2.0	1.4	(108.6)	23.7	34.1	17.4
Depreciation and amortization	10.5	10.6	11.0	11.5	12.3	19.1
Adjusted EBITDA	$ 36.8	$ 54.6	$ 73.3	$ 100.2	$ 115.9	$ 83.8
Total debt to adjusted EBITDA ratio	**5.9**	**2.9**	**1.3**	**0.5**	**0.4**	**0.8**

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The Company uses adjusted EBITDA and the ratio of adjusted EBITDA to net sales (“adjusted EBITDA margin”), at both the consolidated and segment level, as additional measures which are representative of its underlying performance and to improve the comparability of results across reporting periods. We believe that investors use versions of these metrics in a similar manner. For these reasons, the Company believes that adjusted EBITDA and adjusted EBITDA margin, at both the consolidated and segment level, are meaningful metrics to investors in evaluating the Company’s underlying financial performance. Consolidated adjusted EBITDA is a non-GAAP measure that represents the total of income from continuing operations, interest expense, debt settlement charges, acquisition and integration-related expenses, restructuring activity, executive severance costs, purchase accounting effects, other income/expense, income tax expense, and depreciation and amortization expense. Consolidated adjusted EBITDA margin is a non-GAAP measure that represents the total of income from continuing operations, interest expense, debt settlement charges, acquisition and integration-related expenses, restructuring activity, executive severance costs, purchase accounting effects, other income/expense, income tax expense, and depreciation and amortization expense divided by net sales for the applicable period(s). The following table summarizes the Company’s consolidated adjusted EBITDA and adjusted EBITDA margin and reconciles the income from continuing operations to consolidated adjusted EBITDA for the trailing twelve month periods ended: Appendix V: Adjusted EBITDA Margins 32 ($ in millions) 2013 2014 2015 2016 TTM 3/31/17 Total Sales, as reported 712.9$ 779.1$ 768.0$ 707.9$ 712.9$ Income from continuing operations 152.5 59.7 65.8 39.4 36.2 Add: Interest expense 8.9 3.6 2.3 1.9 2.1 Debt settlement charges 8.7 - - 0.3 - Acquisition and integration-related expenses - - - 1.4 1.4 Restructuring 0.7 - 0.4 1.7 0.8 Executive Severance Costs - - - - 0.7 Purchase accounting effects - - - 3.9 4.4 Other (income) expense, net 0.1 1.7 1.0 (1.3) (0.9) Income tax expense (108.6) 23.7 34.1 17.4 15.5 Depreciation and amortization 11.0 11.5 12.3 19.1 21.4 Adjusted EBITDA 73.3$ 100.2$ 115.9$ 83.8$ 81.6$ Adjusted EBITDA Margin 10.3% 12.9% 15.1% 11.8% 11.4%

33 Appendix VI: Investor Information Stock Ticker - NYSE:FSS Company website: federalsignal.com/investors HEADQUARTERS 1415 West 22nd Street, Suite 1100 Oak Brook, IL 60523 INVESTOR RELATIONS CONTACTS 630-954-2000 Ian Hudson VP, Interim Chief Financial Officer IHudson@federalsignal.com Svetlana Vinokur VP, Treasurer and Corporate Development SVinokur@federalsignal.com